Exhibit 4.7

EXECUTION VERSION

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 15, 2022, among Greenfire Resources Inc. (formerly GAC HoldCo Inc.), an Alberta corporation (the “Company”), Greenfire Resources Operating Corporation (“GROC”), Greenfire Resources Employment Corporation (formerly 2373525 Alberta Ltd.) (“Serviceco”), Hangingstone Expansion (GP) Inc. (“Hangingstone Expansion”), Hangingstone Expansion Limited Partnership (“Hangingstone Expansion LP”), Hangingstone Demo (GP) Inc. (“Hangingstone Demo”), Hangingstone Demo Limited Partnership (“Hangingstone Demo LP”, and together with GROC, Serviceco, Hangingstone Expansion, Hangingstone Expansion LP and Hangingstone Demo, collectively the “Guarantors” and each a “Guarantor”), each a direct or indirect subsidiary of the Company, The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”), and BNY Trust Company of Canada, as Canadian co-trustee (in such capacity, the “Co-Trustee”) and BNY Trust Company of Canada, as Notes collateral agent (in such capacity, the “Notes Collateral Agent”).

W I T N E S E T H

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee, the Co-Trustee and the Notes Collateral Agent, an indenture (the “Indenture”), dated as of August 12, 2021, as supplemented from time to time, providing for the issuance of 12.000% Senior Secured Notes due 2025 (the “Notes”);

WHEREAS, Section 9.01(1) of the Indenture provides that, the Company, the Guarantors, the Trustee and the Canadian Co-Trustee, and if any amendment or supplement relates to any Collateral Document, the Notes Collateral Agent, may amend or supplement the Indenture, the Notes, the Collateral Documents or the Note Guarantees without the consent of any Holder of Note, to cure any omission, ambiguity, mistake, defect or inconsistency; and

WHEREAS, Section 9.01(5) of the Indenture provides that, the Company, the Guarantors, the Trustee and the Canadian Co-Trustee, and if any amendment or supplement relates to any Collateral Document, the Notes Collateral Agent, may amend or supplement the Indenture, the Notes, the Collateral Documents or the Note Guarantees without the consent of any Holder of Notes, to conform the text of the Indenture, the Notes, the Hedging Intercreditor Agreement, the Note Guarantees or the Collateral Documents to any provision of the “Description of the Notes” section of the Offering Memorandum to the extent that such provision in the Description of the Notes was intended to be a verbatim recitation of a provision of the Indenture, the Notes, the Note Guarantees or the Collateral Documents, which intent may be evidenced by an Officers’ Certificate to that effect; and

WHEREAS, the Company has furnished the Trustee with (i) an Opinion of Counsel pursuant to Sections 7.02(c) and 9.05 of the Indenture; (ii) an Officers’ Certificate pursuant to Sections 7.02(c) and 9.05 of the Indenture; and (iii) an Officers’ Certificate certifying the resolutions of the Board of Directors of the Company authorizing this Supplemental Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Co-Trustee and the Notes Collateral Agent are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, the Trustee, the Co-Trustee and the Notes Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AMENDMENTS TO THE INDENTURE. Pursuant to Section 9.01 of the Indenture, the Indenture is amended as follows:

(a) The terms “Excess Cash Flow Offer” and “Excess Cash Flow Offer Amount” are deleted from Section 1.02 of the Indenture.

(b) Section 3.08 of the Indenture is amended and restated to read as follows:

“The Company is not required to make mandatory redemption, sinking fund or other reserve payments with respect to the Notes (other than the mandatory redemption pursuant to Section 3.09 or 4.19).”

(c) The text of Section 3.11 is deleted and amended and restated to read as follows:

“[Reserved.]”

(e) Section 4.19 (d) of the Indenture is amended and restated to read as follows:

“(d) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder in connection with the repurchase of the Notes as a result of an Excess Cash Flow Redemption. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.19, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue of its compliance with such securities laws or regulations.”

(d) Section 4.19 of the Indenture is amended and restated to include the following:

“(e) Any redemption pursuant to this Section 4.19 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.”

3. CORRECTIONS TO THE GLOBAL NOTES. Pursuant to Section 9.01 of the Indenture, the Global Notes are hereby corrected to delete or modify all provisions inconsistent with the amendments to the Indenture effected by this Supplemental Indenture as provided in Exhibits A, B and C. To the extent of any conflict between the terms of the Global Note representing the Notes and the terms of the Indenture, as amended by this Supplemental Indenture, the terms of the Indenture, as amended by this Supplemental Indenture, shall govern and be controlling

4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waived and released all such liability. The waiver and release were part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

6. COUNTERPARTS. The parties may manually or electronically sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. Without limiting the generality of the foregoing, none of the Trustee, the Co-Trustee or the Notes Collateral Agent shall be responsible in any manner whatsoever for and makes no representation or warranty as to the validity, execution or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Company.

9. ADOPTION, RATIFICATION AND CONFIRMATION. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby. To the extent of any inconsistency between the terms of the Indenture and this Supplemental Indenture, the terms of this Supplemental Indenture will control.

[Signatures pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

GREENFIRE RESOURCES INC.

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

GREENFIRE RESOURCES OPERATING
CORPORATION

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

GREENFIRE RESOURCES EMPLOYMENT
CORPORATION

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

HANGINGSTONE EXPANSION (GP) INC.

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

HANGINGSTONE EXPANSION LIMITED
PARTNERSHIP, by its General Partner,
HANGINGSTONE EXPANSION (GP) INC.

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

HANGINGSTONE DEMO (GP) INC.

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

HANGINGSTONE DEMO LIMITED
PARTNERSHIP, by its General Partner,
HANGINGSTONE DEMO (GP) INC.

By:	/s/ David Phung
	Name:	David Phung
	Title:	Chief Financial Officer

[Signature page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON
as Trustee

By:	/s/ Shannon Matthews
	Name:	Shannon Matthews
	Title:	Agent

BNY TRUST COMPANY OF CANADA
as Canadian Co-Trustee and Notes Collateral Agent

By:	/s/ Ismail Bawa
	Name:	Ismail Bawa
	Title:	Authorized Signatory

EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE CONSTITUTE A PORTION OF ONE OR MORE UNITS, EACH UNIT CONSISTING OF $1,000 OF PRINCIPAL AMOUNT OF 12.000% SENIOR SECURED NOTES DUE 2025 OF THE COMPANY AND ONE WARRANT TO PURCHASE ONE SHARE OF COMMON SHARES OF THE COMPANY. UNTIL THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY TOGETHER AS A UNIT. FOLLOWING THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED WITHOUT REFERENCE TO THE FOREGOING RESTRICTION.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF: (I) THE DISTRIBUTION DATE OF THE SECURITY AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

CUSIP/ISIN 36136L AA2 / US36136LAA26

12.000% Senior Secured Notes due 2025

No. R144A-1	$ 288,514,000

GAC HOLDCO INC.

promises to pay to Cede & Co., or its registered assigns, the principal sum of TWO  HUNDRED  EIGHTY-EIGHT  MILLION  FIVE  HUNDRED  FOURTEEN  THOUSAND  DOLLARS ($288,514,000), or such other amount as indicated on the Schedule of Exchanges of Interests in the Global Note attached hereto, on August 15, 2025.

Interest Rate: 12.000% per annum

Interest Payment Dates: February 15 and August 15, commencing February 15, 2022 Record Dates: February 1 and August 1

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Dated: August 12, 2021

IN WITNESS WHEREOF, the Company has caused this Note to be duly signed below.

GAC HOLDCO INC.

By:
	Name:	David Phung
	Title:	CFO

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Back of Note]

12.000% Senior Secured Notes due 2025

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST. GAC HoldCo, Inc., a corporation formed under, and governed by, the lawsof the Province of Alberta, Canada (the “Company”), promises to pay interest on the principalamount of this Note at a rate of 12.000% per year, payable semi-annually in arrears on the Interest Payment Dates set forth on the face of this Note to the Holders of record on the immediately preceding Record Date, as set forth on the face of this Note. Interest on the Notes will accrue from the most recent date to which interest has been paid on this Note (or, if there is no existing Default in the payment of interest and if this Note is authenticated between a Record Date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from August 12, 2021. Interest will be computed on the basis of a 360- day year of twelve 30-day months.

The Company will pay interest (including post-petition interest in any proceeding under any Insolvency Laws) on overdue principal, premium, if any, and interest (without regard to any applicable grace period) from time to time on demand at the rate equal to 1.0% per annum in excess of 12.000% to the extent lawful. Interest not paid when due, and any interest on principal, premium or interest not paid when due, will be paid to Persons who are Holders on aspecial record date to be fixed by the Company, provided, that no such special record date maybe less than 10 days prior to the related payment date. At least 15 days before the special recorddate, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will send or cause to be sent to Holders a notice that states thespecial record date, the related payment date and the amount of such interest to be paid.

All reference to “interest” in this Note and the Indenture mean the initial interest rate borne by the Notes and any increases in that rate due to defaulted interest (unless the Indenture states otherwise).

(2) METHOD OF PAYMENT. The Company will pay interest on the Notes to the Personswho are registered Holders of Notes at the close of business on the Record Date next precedingan Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.

The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”).

The Company will pay or cause to be paid the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Indenture and the Notes. Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 2:00 p.m. Eastern Time on the Business Day prior to the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

Not later than 2:00 p.m. Eastern Time on the Business Day prior to the due date of any principal of, or interest on, any Notes, or any redemption or purchase price of the Notes, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds and designated for and sufficient to pay such amounts.

At any time that Notes are held as Definitive Notes, such Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided, that such payment by check may only be paid so long as no Event of Default under the Indenture has occurred and is continuing.

All payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may changeany Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity; provided, that no Event of Default is continuing.

(4) INDENTURE; COLLATERAL DOCUMENTS. The Company issued the Notes under an Indenture dated as of August 12, 2021 (the “Indenture”) among the Company, the Guarantors, the Trustee, the Canadian Co-Trustee and the Notes Collateral Agent. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured by the Collateral under the Collateral Documents.

(5) RANKING. This Note shall constitute a senior obligation of the Company and the Obligation of the Company under the Indenture and this Note shall be secured pursuant to the Collateral Documents and will be subject to any Intercreditor Agreement.

(6) OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Article 3 of the Indenture.

(7) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption, sinking fund or other reserve payments with respect to the Notes (other than the mandatory redemption pursuant to sections 8 and 9 below).

(8) SPECIAL REDEMPTION.

(a) On or prior to the Issue Date, the purchasers of the Notes will deposit the proceeds from the offering of the Notes (the “Escrow Amount”) in an escrow account (the “Escrow Account”) with the Escrow Agent, to be held and released in accordance with the terms of the Escrow Agreement to be entered into among the Company, the Escrow Agent, HEAC and CANOS.

(b) Once closing of the offering has occurred, the Escrow Amount will be held ineither the Escrow Account, bearing interest at the deposit bank’s prevailing rate, or one or morepermitted investments as the Company may instruct in writing from time to time.

(c) Pursuant to the Escrow Agreement, the parties have agreed that in connectionwith any release of the Escrowed Proceeds commencing on the Effective Date and ending on and including October 8, 2021, all payment instructions relating to the Escrow Amount must be jointly signed by the Company, HEAC and CANOS (the “Joint Payment Instruction”). “Effective Date” means the “Closing Escrow Date” as defined and determined in accordance with the terms of the Acquisition Agreement.

(d) Pursuant to an Escrow Instruction Agreement among the Company, HEAC andCANOS to be entered into concurrently with the Escrow Agreement, the parties have agreed, among other things, that their respective solicitors will enter into a trust arrangement pursuant to which each party will deliver an executed but undated Joint Payment Instruction to HEAC'ssolicitors directing the Escrow Agent to release the Purchase Price from escrow to the Vendor,with such Joint Payment Direction to be held in trust and which will not be releasable until certain specified documentation required for closing has been delivered to HEAC's solicitors. Provided the trust arrangement conditions have been satisfied on or before a specified time onOctober 8, 2021, the Joint Payment Instruction will be released to the Escrow Agent (the “Escrow Release Condition”) and the Escrow Agent will be required to release the purchase price from escrow to the Vendor in accordance with the terms of the Escrow Agreement, and upon receipt of the purchase price, and the parties solicitors will release from trust all other closing deliverables and closing of the Acquisition will have been completed.

(e) In accordance with the terms of the Notes, if the closing of the Acquisition, butfor the payment of or receipt of the purchase price and the release of closing documents, has not occurred on or before October 8, 2021 (the “Repayment Deadline”), the Company will be required to within two (2) Business Days of the Repayment Deadline to provide notice that it will redeem, in whole but not in part, all of the outstanding Notes in cash at a redemption price(the “Special Redemption Price”) equal to the offering price of the Notes, plus 1% of the aggregate principal amount of the Notes as a premium, together with all accrued and unpaid interest thereon as described below.

(f) The Company will promptly (but in no event later than the Repayment Deadline) notify the Trustee in writing if the Escrow Release Condition has not been satisfied on or before the Repayment Deadline (and such other information as may be required under the Indenture in connection therewith), and the Trustee will, no later than five Business Days following receipt of such notice from the Company (such date of notification to the holders, the “Special Redemption Notice Date”), notify the holders that the Notes will be redeemed at the Special Redemption Price on the date selected by the Company in the notice to the Trustee, which shall be no less than 15 days and no more than 30 days following the Special Redemption Notice Date (such date, the “Special Redemption Date”), in each case, in accordance with the applicable provisions of the Indenture. All of the outstanding Notes will be redeemed at the Special Redemption Price on the Special Redemption Date automatically and without any further action by the holders of the Notes. At or prior to 12:00 p.m. (New York City time) on the Business Day immediately preceding the Special Redemption Date, the Company will irrevocably deposit with the Trustee funds sufficient, together with the net proceeds from the offering of the Notes held in the Escrow Account (which the Company shall direct the Escrow Agent to deliver to the Trustee), to pay the Special Redemption Price for the Notes. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Redemption Date.

(g) Unless the Escrow Agent has disbursed the funds on deposit in the Escrow Account in accordance with the terms of the Escrow Agreement as described above prior to theRepayment Deadline, then, not less than one Business Day prior to the Special Redemption Date, the Company shall direct the Escrow Agent to release the entire amount of the funds to the Trustee for payment to the holders of the Notes on the Special Redemption Date. The Company and the Guarantor shall remain jointly and severally liable to pay to the Trustee suchamount in cash as is necessary to redeem the Notes in whole, and not in part, on the Special Redemption Date at the applicable redemption price set forth above, plus accrued and unpaid interest, if any, on the notes repurchased to, but not including, the date of repurchase, subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevantinterest payment date.

Upon the redemption of the Notes in such circumstances, the Warrants shall be deemed to have been surrendered for cancellation and shall be of no further force or effect.

(9) EXCESS CASH FLOW REDEMPTION

(a) If the Company and its Restricted Subsidiaries have Excess Cash Flow for any six-month period (provided that the first period shall commence from the Acquisition Closing Date), then, within 65 days after the end of any such applicable period, the Company will be required to redeem (an “Excess Cash Flow Redemption”) the maximum principal amount of Notes that can be redeemed with 75% of such Excess Cash Flow for such period (the “Excess Cash Flow Redemption Amount”). The redemption price for such Excess Cash Flow Redemption shall be an amount in cash equal to 106% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, in accordance with the procedures set forth in the Indenture.

(b) With respect to each Excess Cash Flow Redemption, the Company shall be entitled to reduce the applicable Excess Cash Flow Redemption Amount with respect thereto by an amount equal to the sum of (x) the aggregate repurchase price paid for any Notes theretofore repurchased by the Company in the open market (and cancelled by the Company) to the extent that such open market purchase was offered to all holders of the Notes on a pro rata basis and (y) the aggregate redemption price paid for any Notes theretofore redeemed pursuant to one or more optional redemptions (other than any redemptions pursuant to Section 3.07(a) and Section 3.07(b) of the Indenture), in each case, during the period with respect to which such Excess Cash Flow was being computed.

(c) Notwithstanding the foregoing, the Company shall not be entitled to reduce the applicable Excess Cash Flow Redemption Amount by the aggregate repurchase price of any Notes theretofore repurchased by the Company pursuant to any Asset Sale Offers, Change of Control Offers or Excess Cash Flow Redemptions during such period.

(d) Any Excess Cash Flow Redemption under this section 9 and Section 4.19 of the Indenture shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

(10) REPURCHASE AT THE OPTION OF HOLDER.

(a) If a Change of Control occurs, each Holder of Notes will have the right to require the Company to repurchase all or any part of that Holder’s Note pursuant to a Change of Control Offer, as provided in Section 4.16 of the Indenture, at a purchase price in cash equalto 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, ifany, to but not including, the date of purchase. When the aggregate amount of Excess Proceedsof Asset Sales exceeds US$15.0 million, the Company shall be required to make an Asset SaleOffer to all Holders of Notes, as provided in Section 4.17 of the Indenture, with an offer price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of purchase, prepayment or redemption.

(b) Holders of Notes that are the subject of an offer to purchase will receive noticeof a Change of Control Offer or an Asset Sale Offer, as applicable,from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase “ attached to the Notes.

(11) NOTICE OF REDEMPTION. Notice of redemption will be sent at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption (other than any such notice given in respect of a redemption to be made pursuant to Section 3.07(e)) may be conditional.

(12) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer ofNotes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange, any Note or certain portions of a Note.

(13) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as itsowner for all purposes. Only Holders have rights under the Indenture and this Note.

(14) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Collateral Documents and the Note Guarantees may be amended or supplemented with the consent of the Holders of more than 50% of the aggregate principal amount of the then outstanding Notes, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture, the Notes, the Collateral Documents or the Note Guarantees may be waived with the consent of the Holders more than 50% of the principal amount of the then outstanding Notes, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Collateral Documents, the Notes and the Note Guarantees may be amended or supplemented to cure any omission, ambiguity, mistake, defect or inconsistency and to effect certain other changes as set forth in the Indenture.

(15) DEFAULTS AND REMEDIES. If any Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice and the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may instruct the Notes Collateral Agent to enforce the Collateral, subject to the provisions of the Indenture and the Collateral Documents.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders more than 50% of the principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, subject to the requirements set forth in the Indenture.

The Company shall deliver to the Trustee and the Canadian Co-Trustee, at least once in each twelve month period beginning on the date of the Indenture, and within 120 days after the end of each fiscal year of the Company, an Officers’ Certificate regarding compliance with all conditions and covenants under the Indenture and Collateral Documents and, if the Company is not in compliance, the Company must specify any Defaults. So long as any of the Notes are outstanding, the Company will deliver to the Trustee and the Canadian Co-Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default. The Trustee may withhold from Holders the notice of any Default if, and so long as, the Trustee and the Canadian Co-Trustee determine in good faith that withholding the notice is in the interests of the Holders of the Notes, except a Default or Event of Default relating to the payment of principal, premium, if any, and interest, if any.

The Holders of more than 50% in aggregate principal amount of the then outstanding Notes by written notice to the Trustee, or the Notes Collateral Agent, as applicable, may, on behalf of the Holders of all of the Notes, rescind an acceleration or any instruction to enforce the Collateral, except where such rescission would conflict with any judgment or decree, or waive an existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes.

(16) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not a Trustee.

(17) NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator orstockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

(18) AUTHENTICATION. This Note will not be valid until authenticated by the manual orelectronic signature of the Trustee or an authenticating agent.

(19) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee onUniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placedonly on the other identification numbers placed thereon.

(21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

GAC HoldCo Inc.

2400, 525 8th Avenue SW

Calgary, Alberta T2P 1G1, Canada,

Attention: Chief Executive Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and                                                                                           irrevocably                                                                                               appoint                                                                                                           to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of
this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, check the appropriate box below:

☐	Section 4.16	☐ Section 4.17

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, state the amount you elect to havepurchased:

$

Date:

Your Signature:

(Sign exactly as your name appears on the face of
this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

EXHIBIT B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE CONSTITUTE A PORTION OF ONE OR MORE UNITS, EACH UNIT CONSISTING OF $1,000 OF PRINCIPAL AMOUNT OF 12.000% SENIOR SECURED NOTES DUE 2025 OF THE COMPANY AND ONE WARRANT TO PURCHASE ONE SHARE OF COMMON SHARES OF THE COMPANY. UNTIL THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY TOGETHER AS A UNIT. FOLLOWING THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED WITHOUT REFERENCE TO THE FOREGOING RESTRICTION.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF: (I) THE DISTRIBUTION DATE OF THE SECURITY AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

CUSIP/ISIN C7054L AA8 / USC7054LAA82

12.000% Senior Secured Notes due 2025

No. RegS-1	$ 1,986,000

GAC HOLDCO INC.

promises to pay to Cede & Co., or its registered assigns, the principal sum of ONE MILLION NINE HUNDRED EIGHTY-SIX THOUSAND DOLLARS ($1,986,000), or such other amount as indicated on the Schedule of Exchanges of Interests in the Global Note attached hereto, on August 15, 2025.

Interest Rate: 12.000% per annum

Interest Payment Dates: February 15 and August 15, commencing February 15, 2022 Record Dates: February 1 and August 1 Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Dated: August 12, 2021

IN WITNESS WHEREOF, the Company has caused this Note to be duly signed below.

GAC HOLDCO INC.

By:
Name: David Phung
Title: CFO

This is one of the Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Back of Note]

12.000% Senior Secured Notes due 2025

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST. GAC HoldCo, Inc., a corporation formed under, and governed by, the lawsof the Province of Alberta, Canada (the “Company”), promises to pay interest on the principalamount of this Note at a rate of 12.000% per year, payable semi-annually in arrears on the Interest Payment Dates set forth on the face of this Note to the Holders of record on the immediately preceding Record Date, as set forth on the face of this Note. Interest on the Notes will accrue from the most recent date to which interest has been paid on this Note (or, if there is no existing Default in the payment of interest and if this Note is authenticated between a Record Date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from August 12, 2021. Interest will be computed on the basis of a 360- day year of twelve 30-day months.

The Company will pay interest (including post-petition interest in any proceeding under any Insolvency Laws) on overdue principal, premium, if any, and interest (without regard to any applicable grace period) from time to time on demand at the rate equal to 1.0% per annum in excess of 12.000% to the extent lawful. Interest not paid when due, and any interest on principal, premium or interest not paid when due, will be paid to Persons who are Holders on aspecial record date to be fixed by the Company, provided, that no such special record date maybe less than 10 days prior to the related payment date. At least 15 days before the special recorddate, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will send or cause to be sent to Holders a notice that states thespecial record date, the related payment date and the amount of such interest to be paid.

All reference to “interest” in this Note and the Indenture mean the initial interest rate borne by the Notes and any increases in that rate due to defaulted interest (unless the Indenture states otherwise).

(2) METHOD OF PAYMENT. The Company will pay interest on the Notes to the Personswho are registered Holders of Notes at the close of business on the Record Date next precedingan Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.

The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”).

The Company will pay or cause to be paid the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Indenture and the Notes. Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 2:00 p.m. Eastern Time on the Business Day prior to the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

Not later than 2:00 p.m. Eastern Time on the Business Day prior to the due date of any principal of, or interest on, any Notes, or any redemption or purchase price of the Notes, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds and designated for and sufficient to pay such amounts. At any time that Notes are held as Definitive Notes, such Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided, that such payment by check may only be paid so long as no Event of Default under the Indenture has occurred and is continuing.

All payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may changeany Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity; provided, that no Event of Default is continuing.

(4) INDENTURE; COLLATERAL DOCUMENTS. The Company issued the Notes under an Indenture dated as of August 12, 2021 (the “Indenture”) among the Company, the Guarantors, the Trustee, the Canadian Co-Trustee and the Notes Collateral Agent. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provisionof this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured by the Collateral under the Collateral Documents.

(5) RANKING. This Note shall constitute a senior obligation of the Company and the Obligation of the Company under the Indenture and this Note shall be secured pursuant to the Collateral Documents and will be subject to any Intercreditor Agreement.

(6) OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Article 3 of the Indenture.

(7) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption, sinking fund or other reserve payments with respect to the Notes (other than the mandatory redemption pursuant to sections 8 and 9 below).

(8) SPECIAL REDEMPTION.

(a) On or prior to the Issue Date, the purchasers of the Notes will deposit the proceeds from the offering of the Notes (the “Escrow Amount”) in an escrow account (the “Escrow Account”) with the Escrow Agent, to be held and released in accordance with the terms of the Escrow Agreement to be entered into among the Company, the Escrow Agent, HEAC and CANOS.

(b) Once closing of the offering has occurred, the Escrow Amount will be held ineither the Escrow Account, bearing interest at the deposit bank’s prevailing rate, or one or morepermitted investments as the Company may instruct in writing from time to time.

(c) Pursuant to the Escrow Agreement, the parties have agreed that in connectionwith any release of the Escrowed Proceeds commencing on the Effective Date and ending on and including October 8, 2021, all payment instructions relating to the Escrow Amount must be jointly signed by the Company, HEAC and CANOS (the “Joint Payment Instruction”). “Effective Date” means the “Closing Escrow Date” as defined and determined in accordance with the terms of the Acquisition Agreement.

(d) Pursuant to an Escrow Instruction Agreement among the Company, HEAC andCANOS to be entered into concurrently with the Escrow Agreement, the parties have agreed, among other things, that their respective solicitors will enter into a trust arrangement pursuant to which each party will deliver an executed but undated Joint Payment Instruction to HEAC’ssolicitors directing the Escrow Agent to release the Purchase Price from escrow to the Vendor,with such Joint Payment Direction to be held in trust and which will not be releasable until certain specified documentation required for closing has been delivered to HEAC’s solicitors. Provided the trust arrangement conditions have been satisfied on or before a specified time onOctober 8, 2021, the Joint Payment Instruction will be released to the Escrow Agent (the “Escrow Release Condition”) and the Escrow Agent will be required to release the purchase price from escrow to the Vendor in accordance with the terms of the Escrow Agreement, and upon receipt of the purchase price, and the parties solicitors will release from trust all other closing deliverables and closing of the Acquisition will have been completed.

(e) In accordance with the terms of the Notes, if the closing of the Acquisition, butfor the payment of or receipt of the purchase price and the release of closing documents, has not occurred on or before October 8, 2021 (the “Repayment Deadline”), the Company will be required to within two (2) Business Days of the Repayment Deadline to provide notice that it will redeem, in whole but not in part, all of the outstanding Notes in cash at a redemption price(the “Special Redemption Price”) equal to the offering price of the Notes, plus 1% of the aggregate principal amount of the Notes as a premium, together with all accrued and unpaid interest thereon as described below.

(f) The Company will promptly (but in no event later than the Repayment Deadline) notify the Trustee in writing if the Escrow Release Condition has not been satisfied on or before the Repayment Deadline (and such other information as may be required under the Indenture in connection therewith), and the Trustee will, no later than five Business Days following receipt of such notice from the Company (such date of notification to the holders, the “Special Redemption Notice Date”), notify the holders that the Notes will be redeemed at the Special Redemption Price on the date selected by the Company in the notice to the Trustee, which shall be no less than 15 days and no more than 30 days following the Special Redemption Notice Date (such date, the “Special Redemption Date”), in each case, in accordance with the applicable provisions of the Indenture. All of the outstanding Notes will be redeemed at the Special Redemption Price on the Special Redemption Date automatically and without any further action by the holders of the Notes. At or prior to 12:00 p.m. (New York City time) on the Business Day immediately preceding the Special Redemption Date, the Company will irrevocably deposit with the Trustee funds sufficient, together with the net proceeds from the offering of the Notes held in the Escrow Account (which the Company shall direct the Escrow Agent to deliver to the Trustee), to pay the Special Redemption Price for the Notes. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Redemption Date.

(g) Unless the Escrow Agent has disbursed the funds on deposit in the Escrow Account in accordance with the terms of the Escrow Agreement as described above prior to the Repayment Deadline, then, not less than one Business Day prior to the Special Redemption Date, the Company shall direct the Escrow Agent to release the entire amount of the funds to the Trustee for payment to the holders of the Notes on the Special Redemption Date. The Company and the Guarantor shall remain jointly and severally liable to pay to the Trustee suchamount in cash as is necessary to redeem the Notes in whole, and not in part, on the Special Redemption Date at the applicable redemption price set forth above, plus accrued and unpaid interest, if any, on the notes repurchased to, but not including, the date of repurchase, subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevantinterest payment date.

(h) Upon the redemption of the Notes in such circumstances, the Warrants shall bedeemed to have been surrendered for cancellation and shall be of no further force or effect.

(9) EXCESS CASH FLOW REDEMPTION

(a) If the Company and its Restricted Subsidiaries have Excess Cash Flow for any six-month period (provided that the first period shall commence from the Acquisition Closing Date), then, within 65 days after the end of any such applicable period, the Company will be required to redeem (an “Excess Cash Flow Redemption”) the maximum principal amount of Notes that can be redeemed with 75% of such Excess Cash Flow for such period (the “Excess Cash Flow Redemption Amount”). The redemption price for such Excess Cash Flow Redemption shall be an amount in cash equal to 106% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, in accordance with the procedures set forth in the Indenture.

(b) With respect to each Excess Cash Flow Redemption, the Company shall be entitled to reduce the applicable Excess Cash Flow Redemption Amount with respect thereto by an amount equal to the sum of (x) the aggregate repurchase price paid for any Notes theretofore repurchased by the Company in the open market (and cancelled by the Company) to the extent that such open market purchase was offered to all holders of the Notes on a pro rata basis and (y) the aggregate redemption price paid for any Notes theretofore redeemed pursuant to one or more optional redemptions (other than any redemptions pursuant to Section 3.07(a) and Section 3.07(b) of the Indenture), in each case, during the period with respect to which such Excess Cash Flow was being computed.

(c) Notwithstanding the foregoing, the Company shall not be entitled to reduce the applicable Excess Cash Flow Redemption Amount by the aggregate repurchase price of any Notes theretofore repurchased by the Company pursuant to any Asset Sale Offers, Change of Control Offers or Excess Cash Flow Redemptions during such period.

(d) Any Excess Cash Flow Redemption under this section 9 and Section 4.19 of the Indenture shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

(10) REPURCHASE AT THE OPTION OF HOLDER.

(a) If a Change of Control occurs, each Holder of Notes will have the right to require the Company to repurchase all or any part of that Holder’s Note pursuant to a Change of Control Offer, as provided in Section 4.16 of the Indenture, at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to but not including, the date of purchase. When the aggregate amount of Excess Proceeds of Asset Sales exceeds US$15.0 million, the Company shall be required to make an Asset Sale Offer to all Holders of Notes, as provided in Section 4.17 of the Indenture, with an offer price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of purchase, prepayment or redemption.

(b) Holders of Notes that are the subject of an offer to purchase will receive noticeof a Change of Control Offer or an Asset Sale Offer, as applicable,from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase ” attached to the Notes.

(11) NOTICE OF REDEMPTION. Notice of redemption will be sent at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption (other than any such notice given in respect of a redemption to be made pursuant to Section 3.07(e)) may be conditional.

(12) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer ofNotes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange, any Note or certain portions of a Note.

(13) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as itsowner for all purposes. Only Holders have rights under the Indenture and this Note.

(14) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Collateral Documents and the Note Guarantees may be amended or supplemented with the consent of the Holders of more than 50% of the aggregate principal amount of the then outstanding Notes, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture, the Notes, the Collateral Documents or the Note Guarantees may be waived with the consent of the Holders more than 50% of the principal amount of the then outstanding Notes, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Collateral Documents, the Notes and the Note Guarantees may be amended or supplemented to cure any omission, ambiguity, mistake, defect or inconsistency and to effect certain other changes as set forth in the Indenture.

(15) DEFAULTS AND REMEDIES. If any Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice and the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may instruct the Notes Collateral Agent to enforce the Collateral, subject to the provisions of the Indenture and the Collateral Documents.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders more than 50% of the principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, subject to the requirements set forth in the Indenture.

The Company shall deliver to the Trustee and the Canadian Co-Trustee, at least once in each twelve month period beginning on the date of the Indenture, and within 120 days after the end of each fiscal year of the Company, an Officers’ Certificate regarding compliance with all conditions and covenants under the Indenture and Collateral Documents and, if the Company is not in compliance, the Company must specify any Defaults. So long as any of the Notes are outstanding, the Company will deliver to the Trustee and the Canadian Co-Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default. The Trustee may withhold from Holders the notice of any Default if, and so long as, the Trustee and the Canadian Co-Trustee determine in good faith that withholding the notice is in the interests of the Holders of the Notes, except a Default or Event of Default relating to the payment of principal, premium, if any, and interest, if any.

The Holders of more than 50% in aggregate principal amount of the then outstanding Notes by written notice to the Trustee, or the Notes Collateral Agent, as applicable, may, on behalf of the Holders of all of the Notes, rescind an acceleration or any instruction to enforce the Collateral, except where such rescission would conflict with any judgment or decree, or waive an existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes.

(16) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not a Trustee.

(17) NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator orstockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

(18) AUTHENTICATION. This Note will not be valid until authenticated by the manual orelectronic signature of the Trustee or an authenticating agent.

(19) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee onUniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placedonly on the other identification numbers placed thereon.

(21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

GAC HoldCo Inc.

2400, 525 8th Avenue SW
Calgary, Alberta T2P 1G1, Canada,
Attention: Chief Executive Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and                                                                                           irrevocably                                                                                               appoint                                                                                                           to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of
this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, check the appropriate box below:

☐ Section 4.16	☐ Section 4.17

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, state the amount you elect to havepurchased:

$ _____________________

Date: ________________

Your Signature: ___________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ________________________

Signature Guarantee*: ______________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

EXHIBIT C

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE CONSTITUTE A PORTION OF ONE OR MORE UNITS, EACH UNIT CONSISTING OF $1,000 OF PRINCIPAL AMOUNT OF 12.000% SENIOR SECURED NOTES DUE 2025 OF THE COMPANY AND ONE WARRANT TO PURCHASE ONE SHARE OF COMMON SHARES OF THE COMPANY. UNTIL THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY TOGETHER AS A UNIT. FOLLOWING THE SEPARATION DATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED WITHOUT REFERENCE TO THE FOREGOING RESTRICTION.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF: (I) THE DISTRIBUTION DATE OF THE SECURITY AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

CUSIP/ISIN 36136L AA2 / US36136LAA26

12.000% Senior Secured Notes due 2025

No. R144A-2 $ 22,000,000

GAC HOLDCO INC.

promises to pay to Cede & Co., or its registered assigns, the principal sum of TWENTY-TWO MILLION DOLLARS ($22,000,000), or such other amount as indicated on the Schedule of Exchangesof Interests in the Global Note attached hereto, on August 15, 2025.

Interest Rate: 12.000% per annum

Interest Payment Dates: February 15 and August 15, commencing February 15, 2022

Record Dates: February 1 and August 1

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Dated: September 16, 2021

IN WITNESS WHEREOF, the Company has caused this Note to be duly signed below.

GAC HOLDCO INC.

By:
	Name:	Robert Logan
	Title:	President & CEO

[Signature Page 144A Note]

This is one of the Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON,

as Trustee

By:
Authorized Signatory

[Back of Note]

12.000% Senior Secured Notes due 2025

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST. GAC HoldCo, Inc., a corporation formed under, and governed by, the laws of the Province of Alberta, Canada (the “Company”), promises to pay interest on the principalamount of this Note at a rate of 12.000% per year, payable semi-annually in arrears on the Interest Payment Dates set forth on the face of this Note to the Holders of record on the immediately preceding Record Date, as set forth on the face of this Note. Interest on the Notes will accrue from the most recent date to which interest has been paid on this Note (or, if thereis no existing Default in the payment of interest and if this Note is authenticated between a Record Date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from August 12, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Company will pay interest (including post-petition interest in any proceeding under any Insolvency Laws) on overdue principal, premium, if any, and interest (without regard to any applicable grace period) from time to time on demand at the rate equal to 1.0% per annum in excess of 12.000% to the extent lawful. Interest not paid when due, and any interest on principal, premium or interest not paid when due, will be paid to Persons who are Holders on a special record date to be fixed by the Company, provided, that no such special record date may be less than 10 days prior to the related payment date. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will send or cause to be sent to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

All reference to “interest” in this Note and the Indenture mean the initial interest rate borne by the Notes and any increases in that rate due to defaulted interest (unless the Indenture states otherwise).

(2) METHOD OF PAYMENT. The Company will pay interest on the Notes to the Personswho are registered Holders of Notes at the close of business on the Record Date next precedingan Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.

The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”).

The Company will pay or cause to be paid the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Indenture and the Notes. Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 2:00 p.m. Eastern Time on the Business Day prior to the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

Not later than 2:00 p.m. Eastern Time on the Business Day prior to the due date of any principal of, or interest on, any Notes, or any redemption or purchase price of the Notes, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds and designated for and sufficient to pay such amounts.

At any time that Notes are held as Definitive Notes, such Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided, that such payment by check may only be paid so long as no Event of Default under the Indenture has occurred and is continuing.

All payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity; provided, that no Event of Default is continuing.

(4) INDENTURE; COLLATERAL DOCUMENTS. The Company issued the Notes underan Indenture dated as of August 12, 2021 (the “Indenture”) among the Company, the Guarantors, the Trustee, the Canadian Co-Trustee and the Notes Collateral Agent. The termsof the Notes include those stated in the Indenture. The Notes are subject to all such terms, andHolders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured by the Collateral under the Collateral Documents.

(5) RANKING. This Note shall constitute a senior obligation of the Company and the Obligation of the Company under the Indenture and this Note shall be secured pursuant to theCollateral Documents and will be subject to any Intercreditor Agreement.

(6) OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Article 3 of the Indenture.

(7) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption, sinking fund or other reserve payments with respect to the Notes (other than themandatory redemption pursuant to sections 8 and 9 below).

(8) SPECIAL REDEMPTION.

(a) On or prior to the Issue Date, the purchasers of the Notes will deposit the proceeds from the offering of the Notes (the “Escrow Amount”) in an escrow account (the “Escrow Account”) with the Escrow Agent, to be held and released in accordance with the terms of the Escrow Agreement to be entered into among the Company, the Escrow Agent, HEAC and CANOS.

(b) Once closing of the offering has occurred, the Escrow Amount will be held ineither the Escrow Account, bearing interest at the deposit bank’s prevailing rate, or one or more permitted investments as the Company may instruct in writing from time to time.

(c) Pursuant to the Escrow Agreement, the parties have agreed that in connectionwith any release of the Escrowed Proceeds commencing on the Effective Date and ending onand including October 8, 2021, all payment instructions relating to the Escrow Amount mustbe jointly signed by the Company, HEAC and CANOS (the “Joint Payment Instruction”). “Effective Date” means the “Closing Escrow Date” as defined and determined in accordancewith the terms of the Acquisition Agreement.

(d) Pursuant to an Escrow Instruction Agreement among the Company, HEAC and CANOS to be entered into concurrently with the Escrow Agreement, the parties have agreed, among other things, that their respective solicitors will enter into a trust arrangement pursuantto which each party will deliver an executed but undated Joint Payment Instruction to HEAC'ssolicitors directing the Escrow Agent to release the Purchase Price from escrow to the Vendor,with such Joint Payment Direction to be held in trust and which will not be releasable until certain specified documentation required for closing has been delivered to HEAC's solicitors.Provided the trust arrangement conditions have been satisfied on or before a specified time onOctober 8, 2021, the Joint Payment Instruction will be released to the Escrow Agent (the “Escrow Release Condition”) and the Escrow Agent will be required to release the purchase price from escrow to the Vendor in accordance with the terms of the Escrow Agreement, andupon receipt of the purchase price, and the parties solicitors will release from trust all other closing deliverables and closing of the Acquisition will have been completed.

(e) In accordance with the terms of the Notes, if the closing of the Acquisition, but for the payment of or receipt of the purchase price and the release of closing documents, has not occurred on or before October 8, 2021 (the “Repayment Deadline”), the Company will berequired to within two (2) Business Days of the Repayment Deadline to provide notice that itwill redeem, in whole but not in part, all of the outstanding Notes in cash at a redemption price(the “Special Redemption Price”) equal to the offering price of the Notes, plus 1% of the aggregate principal amount of the Notes as a premium, together with all accrued and unpaid interest thereon as described below.

(f) The Company will promptly (but in no event later than the Repayment Deadline) notify the Trustee in writing if the Escrow Release Condition has not been satisfied on or before the Repayment Deadline (and such other information as may be required under the Indenture in connection therewith), and the Trustee will, no later than five Business Days following receipt of such notice from the Company (such date of notification to the holders, the “Special Redemption Notice Date”), notify the holders that the Notes will be redeemed at theSpecial Redemption Price on the date selected by the Company in the notice to the Trustee, which shall be no less than 15 days and no more than 30 days following the Special Redemption Notice Date (such date, the “Special Redemption Date”), in each case, in accordance with theapplicable provisions of the Indenture. All of the outstanding Notes will be redeemed at the Special Redemption Price on the Special Redemption Date automatically and without any further action by the holders of the Notes. At or prior to 12:00 p.m. (New York City time) onthe Business Day immediately preceding the Special Redemption Date, the Company will irrevocably deposit with the Trustee funds sufficient, together with the net proceeds from theoffering of the Notes held in the Escrow Account (which the Company shall direct the EscrowAgent to deliver to the Trustee), to pay the Special Redemption Price for the Notes. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Redemption Date.

(g) Unless the Escrow Agent has disbursed the funds on deposit in the Escrow Account in accordance with the terms of the Escrow Agreement as described above prior to the Repayment Deadline, then, not less than one Business Day prior to the Special Redemption Date, the Company shall direct the Escrow Agent to release the entire amount of the funds tothe Trustee for payment to the holders of the Notes on the Special Redemption Date. The Company and the Guarantor shall remain jointly and severally liable to pay to the Trustee suchamount in cash as is necessary to redeem the Notes in whole, and not in part, on the Special Redemption Date at the applicable redemption price set forth above, plus accrued and unpaid interest, if any, on the notes repurchased to, but not including, the date of repurchase, subjectto the rights of holders of Notes on the relevant record date to receive interest due on the relevantinterest payment date.

(h) Upon the redemption of the Notes in such circumstances, the Warrants shall be deemed to have been surrendered for cancellation and shall be of no further force or effect.

(9) EXCESS CASH FLOW REDEMPTION

(a) If the Company and its Restricted Subsidiaries have Excess Cash Flow for any six-month period (provided that the first period shall commence from the Acquisition Closing Date), then, within 65 days after the end of any such applicable period, the Company will be required to redeem (an “Excess Cash Flow Redemption”) the maximum principal amount of Notes that can be redeemed with 75% of such Excess Cash Flow for such period (the “Excess Cash Flow Redemption Amount”). The redemption price for such Excess Cash Flow Redemption shall be an amount in cash equal to 106% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, in accordance with the procedures set forth in the Indenture.

(b) With respect to each Excess Cash Flow Redemption, the Company shall be entitled to reduce the applicable Excess Cash Flow Redemption Amount with respect thereto by an amount equal to the sum of (x) the aggregate repurchase price paid for any Notes theretofore repurchased by the Company in the open market (and cancelled by the Company) to the extent that such open market purchase was offered to all holders of the Notes on a pro rata basis and (y) the aggregate redemption price paid for any Notes theretofore redeemed pursuant to one or more optional redemptions (other than any redemptions pursuant to Section 3.07(a) and Section 3.07(b) of the Indenture), in each case, during the period with respect to which such Excess Cash Flow was being computed.

(c) Notwithstanding the foregoing, the Company shall not be entitled to reduce the applicable Excess Cash Flow Redemption Amount by the aggregate repurchase price of any Notes theretofore repurchased by the Company pursuant to any Asset Sale Offers, Change of Control Offers or Excess Cash Flow Redemptions during such period.

(d) Any Excess Cash Flow Redemption under this section 9 and Section 4.19 of the Indenture shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

(10) REPURCHASE AT THE OPTION OF HOLDER.

(a) If a Change of Control occurs, each Holder of Notes will have the right to require the Company to repurchase all or any part of that Holder’s Note pursuant to a Changeof Control Offer, as provided in Section 4.16 of the Indenture, at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, ifany, to but not including, the date of purchase. When the aggregate amount of Excess Proceeds of Asset Sales exceeds US$15.0 million, the Company shall be required to make an Asset SaleOffer to all Holders of Notes, as provided in Section 4.17 of the Indenture, with an offer priceequal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of purchase, prepayment or redemption.

(b) Holders of Notes that are the subject of an offer to purchase will receive notice of a Change of Control Offer or an Asset Sale Offer, as applicable, from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase “ attached tothe Notes.

(11) NOTICE OF REDEMPTION. Notice of redemption will be sent at least 30 days butnot more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption (other than any such notice given in respect of a redemption to be made pursuant to Section 3.07(e)) may be conditional.

(12) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer ofNotes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange, any Note or certain portions of a Note.

(13) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as itsowner for all purposes. Only Holders have rights under the Indenture and this Note.

(14) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Collateral Documents and the Note Guarantees may be amended orsupplemented with the consent of the Holders of more than 50% of the aggregate principal amount of the then outstanding Notes, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture, the Notes, the Collateral Documents or the Note Guarantees may be waived with the consent of the Holders more than 50% of the principal amount of the then outstanding Notes, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Collateral Documents, the Notes and the Note Guarantees may be amended or supplemented to cure any omission, ambiguity, mistake, defect or inconsistency and to effect certain other changes as set forth in the Indenture.

(15) DEFAULTS AND REMEDIES. If any Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising fromcertain events of bankruptcy or insolvency, all outstanding Notes will become due and payableimmediately without further action or notice and the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may instruct the Notes Collateral Agent to enforce the Collateral, subject to the provisions of the Indenture and the Collateral Documents.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders more than 50% of the principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, subject to the requirements set forth in the Indenture.

The Company shall deliver to the Trustee and the Canadian Co-Trustee, at least once in each twelve month period beginning on the date of the Indenture, and within 120 days after the end of each fiscal year of the Company, an Officers’ Certificate regarding compliance with all conditions and covenants under the Indenture and Collateral Documents and, if the Company is not in compliance, the Company must specify any Defaults. So long as any of the Notes are outstanding, the Company will deliver to the Trustee and the Canadian Co-Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default. The Trustee may withhold from Holders the notice of any Default if, and so long as, the Trustee and the Canadian Co-Trustee determine in good faith that withholding the notice is in the interests of the Holders of the Notes, except a Default or Event of Default relating to the payment of principal, premium, if any, and interest, if any.

The Holders of more than 50% in aggregate principal amount of the then outstanding Notes by written notice to the Trustee, or the Notes Collateral Agent, as applicable, may, on behalf of the Holders of all of the Notes, rescind an acceleration or any instruction to enforce the Collateral, except where such rescission would conflict with any judgment or decree, or waive an existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes.

(16) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any othercapacity, may make loans to, accept deposits from, and perform services for the Company orits Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not a Trustee.

(17) NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator orstockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

(18) AUTHENTICATION. This Note will not be valid until authenticated by the manual orelectronic signature of the Trustee or an authenticating agent.

(19) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder oran assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee onUniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers eitheras printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE ANDTHE NOTE GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

GAC HoldCo Inc.

2400, 525 8th Avenue SW

Calgary, Alberta T2P 1G1, Canada,

Attention: Chief Executive Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint____________________________________________________________to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: __________

Your Signature:________________________
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: ________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, check the appropriate box below:

☐ Section 4.16                                        ☐ Section 4.17

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.16 or Section 4.17 of the Indenture, state the amount you elect to have purchased:

$ __________________

Date: ________________

Your Signature:________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:_____________________

Signature Guarantee*: _ _______________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian